SUPPLEMENT DATED MAY 12, 2009, TO PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION ("SAI")

INTEGRITY MANAGED PORTFOLIOS

Kansas Municipal Fund
Kansas Insured Intermediate Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

All of the foregoing are collectively referred to as the "Funds."

Important Information Regarding Anticipated Fund Management and Services: Shareholders should be aware that on March 6, 2009, Integrity Mutual Funds, Inc. (the "Company"), the parent company of Integrity Money Management, Inc. ("Integrity Money Management"), the Funds' investment adviser, and Integrity Money Management entered into an agreement (the "Corridor Agreement") with Corridor Investors, LLC ("Corridor") and Viking Fund Management, LLC ("Viking"), subject to certain terms and conditions, to complete the transactions described below (collectively, the "Transaction"). Corridor is a recently formed North Dakota limited liability company, and it is currently anticipated that interests in Corridor will be owned by, among others, certain officers and employees of the Company and Viking. Viking is located in Minot, North Dakota and currently acts as investment adviser to four mutual funds, each of which is a series of Viking Mutual Funds. Upon the completion of the Transaction, it is expected that, primarily through its subsidiaries, Corridor will provide investment advisory, distribution, and other services to mutual funds currently in the Integrity and Viking fund families.

Pursuant to the Corridor Agreement, the Company has indicated that it intends to sell its investment advisory and other mutual fund services business. Subject to the satisfaction of the terms and conditions of the Corridor Agreement, it is anticipated that on or about June 30, 2009 (or another date that may be agreed to by the parties), Corridor and Viking will acquire certain assets of Integrity Money Management. In light of the foregoing, simultaneous with the closing of the Transaction, it is intended that Viking will become a wholly-owned subsidiary of Corridor. In practical terms, this means that the management of the funds in the Integrity and Viking fund families is expected to be consolidated with Viking. As a result, subject to shareholder approval of a new investment advisory agreement for each Fund with Viking, as well as satisfaction of the other terms and conditions of the Corridor Agreement, it is anticipated that the personnel of Integrity Money Management who currently manage the Funds will continue to do so after the Transaction is completed, but they will be employees of Viking. No changes in investment advisory fees are expected to occur as a result of the Transaction.

In addition, if the Transaction is completed, it is expected that Corridor will acquire Integrity Fund Services, Inc., which is the Funds' transfer agent, administrator and accounting service provider, and Integrity Funds Distributor, Inc., the Funds' distributor. These entities, in their respective capacities, will continue to serve the Funds, but they will be subsidiaries of Corridor rather than subsidiaries of the Company.

The Transaction and related matters will be discussed in greater detail in the proxy materials being sent to shareholders to solicit the shareholder approvals described above. Please note that even if the shareholder approvals described above are obtained, the Corridor Agreement requires that numerous conditions be met or waived for the Transaction to occur. There can be no assurance that the Transaction described above will be completed as currently contemplated (or at all), or that the shareholder approvals described above will be obtained.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Funds' Shareholder Services Department at (800) 601-5593.